UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-01700

__Franklin Gold and Precious Metals Fund
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 7/31

Date of reporting period:_7/31/14

Item 1.  Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
July 31, 2014

Franklin Gold and Precious Metals Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin Gold and Precious Metals
Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and
Statement of Investments	15
Financial Statements	22
Notes to Financial Statements	26
Report of Independent Registered
Public Accounting Firm	35
Tax Information	36
Board Members and Officers	37
Shareholder Information	42

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Annual Report

Franklin Gold and Precious Metals Fund

This annual report for Franklin Gold and Precious Metals Fund covers the fiscal year ended July 31, 2014.

Your Fund’s Goals and Main Investments

Franklin Gold and Precious Metals Fund seeks capital appreciation, with current income as its secondary goal, by investing at least 80% of its net assets in securities of gold and precious metals operation companies.

Performance Overview

Franklin Gold and Precious Metals Fund – Class A delivered a +14.39% cumulative total return for the 12 months ended July 31, 2014. In comparison, the Standard & Poor ’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +16.94% total return. 1, 2 For the same period, the sector-specific FTSE Gold Mines Index, which comprises companies whose principal activity is gold mining, produced a +0.70% total return.1, 3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING,
BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
3. The FTSE Gold Mines Index (the “Index”) is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange
Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Index is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Index. None of the Licensor
Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Franklin Templeton Investments or to its clients. The
Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or
(b) under any obligation to advise any person of any error therein. All rights in the Index vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under license.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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Economic and Market Overview

U.S. economic growth trends were generally encouraging during the 12 months under review, despite a contraction in gross domestic product in the first quarter of 2014. Manufacturing activity expanded, and the unemployment rate declined to 6.2% in July 2014 from 7.3% in July 2013. 4 However, retail sales growth remained subdued and generally missed expectations. In the housing market, home sales experienced some weather-related weakness early in 2014 but picked up in the spring, and home prices remained higher than a year earlier.

In January 2014, the Federal Reserve Board (Fed) began reducing its monthly bond purchases by $10 billion, based on lar gely positive economic and employment data in late 2013. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered its projections for near- and long-term economic growth, even as it maintained the pace of tapering.

The global economy grew moderately during the period as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. Some emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the second quarter of 2014, a preliminary estimate registered expansion at precrisis levels. Although out of recession, the eurozone experienced deflation-ary risks and lackluster employment trends. Economic growth remained subdued and weaker than expected as concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. In June 2014, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate. The Japanese economy grew strongly during the first quarter of 2014, compared with tepid growth in the fourth quarter of 2013, as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its accommodative monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter of 2014.

4. Source: Bureau of Labor Statistics.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. However, rising geopolitical tensions and concerns about a major Portuguese bank’s financial health heightened market risks toward period-end. Oil and gold prices were volatile and ended lower for the 12-month period. The U.S. dollar appreciated slightly compared to most currencies.

*Source: Bloomberg LP. Amounts shown are based on spot prices quoted in U.S. dollars per troy ounce. For illustrative purposes only; not representative of the Fund’s portfolio composition or performance.

Precious Metals Sector Overview

Gold prices declined for the 12-month period amid a generally tame global inflation environment and investor concerns about moderating global economic growth. After reaching a three-year low in December, gold prices rebounded during the first seven months of 2014, aided by geopolitical tensions in several regions and the Fed’s indication that interest rates would remain low, which helped restrain U.S. dollar appreciation and boost demand for other investments. Silver prices generally followed gold’s price movements but ended the period slightly higher than where they began.

Prices for platinum and palladium recovered from earlier declines and rose for the 12-month period as workers at the three largest platinum and palladium producers in South Africa went on strike in January over wage disputes. South Africa accounts for a majority of the world’s platinum output and more than one-third of the world’s palladium output, and the strike came amid improved industrial demand that has drawn down existing stockpiles. Further supporting palladium prices were concerns about a potential supply disruption from Russia, the world’s largest supplier, as tensions with Ukraine escalated. Despite the end of the South African strikes in June, platinum and palladium producers will take some time to ramp up production and restore supplies to global markets.

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Investment Strategy

We believe that investing in securities of gold and precious metals operation companies offers an excellent opportunity for portfolio diversification over the long term. We tend to favor companies with multiple mines, attractive production profiles, strong reserve bases and active exploration programs that can drive future reserve and production growth. While the sector can be volatile, especially over the short term, precious metals, such as gold, can be attractive because they are hard assets not tied to any particular country or financial system.

Manager’s Discussion

During the 12 months under review, merger and acquisition activity continued as some gold mining companies with healthy balance sheets sought to take advantage of relatively weak asset prices to make accretive acquisitions. In our analysis, as gold prices improved in 2014, many single-mine and development-stage gold miners generally appeared to garner greater investor interest amid an improved funding scenario and market speculation over an increased potential for merger and acquisition activity.

Key contributors to the Fund’s absolute performance during the period under review included Osisko Mining, 5 Centamin and Romarco Minerals.

Osisko Mining, which operated the Canadian Malarctic gold mine in Quebec, Canada, was acquired jointly by Canada-based Agnico Eagle Mines and Yamana Gold, both Fund holdings. Agnico Eagle and Yamana plan to work together on optimizing the mine, as well as exploring and developing the nearby Kirkland Lake assets.

Centamin operates the Sukari Gold Mine (Sukari), Egypt’s first modern large scale mine. The company reported strong operational and financial results for fiscal year 2013 and the first quarter of 2014, driven by Sukari’s robust production growth and company management’s solid cost control. Commissioning activities from Sukari’s plant expansion delivered a material contribution for the first time in the second quarter, leading the company to reaffirm its full-year 2014 production guidance. Centamin also benefited from improving investor confidence in Egypt and a new law restricting third parties’ capacity to challenge any contractual agreement between the Egyptian government and an investor.

Gold exploration and development company Romarco Minerals made steady progress, in our view, toward obtaining federal, state and local permits to construct and operate its primary asset,

the Haile Gold Mine in South Carolina. At period-end, the Canada-based company anticipated receiving all required permits in the fourth quarter and, pending financing, expected to begin construction in early 2015.

In contrast, key detractors from the Fund’s absolute performance included Banro, St Barbara and Alamos Gold.

Banro holds numerous mining licenses and exploration permits in the Democratic Republic of the Congo. The Canada-based gold mining company is producing from its Twangiza mine and commissioning the start-up of its second mine, Namoya. Banro reported improved production for 2013 as it continued to expand its Twangiza operation and achieved first gold production from Namoya. However, in July, shares were pressured by a company report that Namoya would require additional capital and time to ramp up to full production, raising investor concerns about the company’s liquidity position given the extra cost and reduced full-year 2014 production guidance.

Australia-based gold miner St Barbara has operations in Australia and the Pacific (Papua New Guinea and the Solomon Islands). Moody’s Investors Service downgraded the company’s credit rating in November 2013 and May 2014. The independent credit rating agency expressed concerns about St Barbara’s liquidity position, which was being pressured by the high operating costs of the company’s Pacific operations. Partially offsetting these challenges were relatively high margins in the company’s Australian operations, which outperformed in the June quarter and fiscal year 2014. However, the Papua New

5. No longer held by period-end.

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Guinea mine continued to underperform, and production in the Solomon Islands remained suspended following torrential rain and flooding in April. The company appointed a new managing director and chief executive officer in July as it continued to focus on strategic options for its Pacific operations and resource development potential at its Australia operations.

Alamos Gold owns and operates the Mulatos Mine in Mexico and has advanced-stage development projects in Turkey and Mexico, and an exploration project in the U.S. Despite reporting full-year 2013 production and cost figures that met tar gets, the Canada-based gold producer’s shares declined in January after the company provided lower production and higher cost guidance for 2014. Company management attributed the reduced production forecast to lower budgeted grades at its Escondida Deep and San Carlos mining areas and the higher cost to transition to underground mining, a higher waste-to-ore ratio and a shift to contractor mining. Nonetheless, during the first half of 2014, Alamos Gold continued to generate strong operating margins despite lower gold prices, as low cash costs allowed the company to generate cash from operations.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2014, the U.S. dollar rose in value relative to many currencies. As a result, the Fund experienced some currency-related losses given the portfolio’s investment predominantly in securities with non-U.S. currency exposure. Some of this negative impact is offset by the natural hedge that comes with investing in mining companies that have U.S. dollar-based revenues. Companies with foreign operations may benefit from weakening foreign currencies against the U.S. dollar, as declining local costs help boost their profitability.

Top10 Holdings
7/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Goldcorp Inc.	5.4%
Long Life Gold Mines, Canada

AngloGold Ashanti Ltd., ADR	4.8%
Long Life Gold Mines, South Africa

Newcrest Mining Ltd.	4.7%
Long Life Gold Mines, Australia

Eldorado Gold Corp.	4.6%
Long Life Gold Mines, Canada

Randgold Resources Ltd., ADR	4.6%
Long Life Gold Mines, Jersey Islands

B2Gold Corp.	4.6%
Long Life Gold Mines, Canada

Centamin PLC, ord. & 144A	4.1%
Long Life Gold Mines, Egypt

Platinum Group Metals Ltd., ord. & 144A	3.9%
Platinum & Palladium, Canada

Guyana Goldfields Inc., ord. & 144A	3.5%
Gold Exploration & Development, Canada

Barrick Gold Corp.	3.4%
Long Life Gold Mines, Canada

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND

Thank you for your continued participation in Franklin Gold and Precious Metals Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND

Performance Summary as of July 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’ s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any , or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/14	7/31/13		Change
A (FKRCX)	$20.27	$17.72	+$	2.55
C (FRGOX)	$18.97	$16.70	+$	2.27
R6 (n/a)	$21.44	$18.62	+$	2.82
Advisor (FGADX)	$21.32	$18.59	+$	2.73

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND
PERFORMANCE SUMMARY

Performance as of 7/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(06/30/14)5	Operating Expenses[6]
A								1.01%
1-Year	+	14.39%	+	7.82%	$10,782	+	25.35%
5-Year		-20.41%		-5.59%	$7,500		-3.92%
10-Year	+	98.07%	+	6.44%	$18,671	+	6.56%
C								1.76%
1-Year	+	13.59%	+	12.59%	$11,259	+	30.97%
5-Year		-23.31%		-5.17%	$7,669		-3.50%
10-Year	+	83.81%	+	6.28%	$18,381	+	6.39%
R6								0.53%
1-Year	+	15.15%	+	15.15%	$11,515	+	33.70%
Since Inception (5/1/13)	+	1.13%	+	0.91%	$10,113	+	2.83%
Advisor								0.76%
1-Year	+	14.69%	+	14.69%	$11,469	+	33.35%
5-Year		-19.41%		-4.22%	$8,059		-2.53%
10-Year	+	102.99%	+	7.34%	$20,299	+	7.45%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maxim um sales charge, Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment[1] (continued)

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Also, the Fund concentrates in the precious metals sector, which involves fluctuations in the price of gold and other precious metals and increased susceptibility to adverse economic and regulatory developments affecting the sector. In addition, the Fund is subject to the risks of currency fluctuation and political uncertainty associated with foreign investing. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund may also invest in smaller companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investing in a nondiversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.
Class R6: Shares are available to certain eligible investors as described in the prospectus.
Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The FTSE
Gold Mines Index is a free float-weighted index that comprises companies whose principal activity is gold mining.
8. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING,
BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
9. The FTSE Gold Mines Index (the “Index”) is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange
Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Index is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Index. None of the Licensor
Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Franklin Templeton Investments or to its clients. The
Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or
(b) under any obligation to advise any person of any error therein. All rights in the Index vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under license.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table ar e meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/14	Value 7/31/14	Period*2/1/14–7/31/14
A
Actual	$1,000	$1,159.60	$5.35
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.01
C
Actual	$1,000	$1,155.30	$9.35
Hypothetical (5% return before expenses)	$1,000	$1,016.12	$8.75
R6
Actual	$1,000	$1,162.70	$2.73
Hypothetical (5% return before expenses)	$1,000	$1,022.27	$2.56
Advisor
Actual	$1,000	$1,161.20	$4.02
Hypothetical (5% return before expenses)	$1,000	$1,021.08	$3.76

*Expenses are calculated using the most recent six- month expense ratio, net of expense waivers, annualized for each class (A: 1.00%;
C: 1.75%; R6: 0.51%; and Advisor: 0.75%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended July 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.72	$28.58	$46.61	$43.51	$33.56
Income from investment operations[a]:
Net investment income (loss)[b]	(0.09)	0.03	(0.01)	(0.17)	(0.21)
Net realized and unrealized gains (losses)	2.64	(10.51)	(15.86)	11.20	12.96
Total from investment operations	2.55	(10.48)	(15.87)	11.03	12.75
Less distributions from:
Net investment income	—	(0.04)	(0.86)	(4.57)	(2.22)
Net realized gains	—	(0.34)	(1.30)	(3.36)	(0.58)
Total distributions	—	(0.38)	(2.16)	(7.93)	(2.80)
Net asset value, end of year	$20.27	$17.72	$28.58	$46.61	$43.51

Total return[c]	14.39%	(37.24)%	(35.48)%	24.47%	38.02%

Ratios to average net assets
Expenses	1.07%[d]	1.01%[e]	0.96%	0.91%	0.95%[e]
Net investment income (loss)	(0.49)%	0.10%	(0.01)%	(0.36)%	(0.52)%

Supplemental data
Net assets, end of year (000’s)	$776,333	$682,385	$1,574,870	$2,546,553	$2,011,603
Portfolio turnover rate	16.13%	7.36%	8.34%	8.06%	17.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND
FINANCIAL HIGHLIGHTS

		Year Ended July 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.70	$27.16	$44.38	$41.77	$32.36
Income from investment operations[a]:
Net investment income (loss)[b]	(0.22)	(0.17)	(0.28)	(0.51)	(0.49)
Net realized and unrealized gains (losses)	2.49	(9.91)	(15.11)	10.75	12.47
Total from investment operations	2.27	(10.08)	(15.39)	10.24	11.98
Less distributions from:
Net investment income	—	(0.04)	(0.53)	(4.27)	(1.99)
Net realized gains	—	(0.34)	(1.30)	(3.36)	(0.58)
Total distributions	—	(0.38)	(1.83)	(7.63)	(2.57)
Net asset value, end of year	$18.97	$16.70	$27.16	$44.38	$41.77

Total return[c]	13.59%	(37.71)%	(35.96)%	23.55%	37.01%

Ratios to average net assets
Expenses	1.82%[d]	1.76%[e]	1.71%	1.66%	1.70%[e]
Net investment income (loss)	(1.24)%	(0.65)%	(0.76)%	(1.11)%	(1.27)%

Supplemental data
Net assets, end of year (000’s)	$185,450	$172,234	$341,071	$621,202	$475,627
Portfolio turnover rate	16.13%	7.36%	8.34%	8.06%	17.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report |The accompanying notes are an integral part of these financial statements.

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND
FINANCIAL HIGHLIGHTS

,

	Year Ended July 31
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.62	$21.20
Income from investment operations[b]:
Net investment income[c]	0.01	0.01
Net realized and unrealized gains (losses)	2.81	(2.59)
Total from investment operations	2.82	(2.58)
Net asset value, end of year	$21.44	$18.62

Net Total return[d]	15.15%	(12.17)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.67%	0.53%
Expenses net of waiver and payments by affiliates and expense reduction	0.54%[f]	0.53%[f]
Net investment income	0.04%	0.58%

Supplemental data
Net assets, end of year (000’s)	$848	$4
Portfolio turnover rate	16.13%	7.36%

aFor the period May 1, 2013 (commencement of operations) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. |Annual Report | 17

FRANKLIN GOLD AND PRECIOUS MET ALS FUND
FINANCIAL HIGHLIGHTS

		Year Ended July 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.59	$29.89	$48.65	$45.13	$34.71
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	0.10	0.12	(0.09)	(0.12)
Net realized and unrealized gains (losses)	2.78	(11.02)	(16.60)	11.64	13.42
Total from investment operations	2.73	(10.92)	(16.48)	11.55	13.30
Less distributions from:
Net investment income	—	(0.04)	(0.98)	(4.67)	(2.30)
Net realized gains	—	(0.34)	(1.30)	(3.36)	(0.58)
Total distributions	—	(0.38)	(2.28)	(8.03)	(2.88)
Net asset value, end of year	$21.32	$18.59	$29.89	$48.65	$45.13

Total return	14.69%	(37.07)%	(35.32)%	24.78%	38.36%

Ratios to average net assets
Expenses	0.82%[c]	0.76%[d]	0.71%	0.66%	0.70%[d]
Net investment income (loss)	(0.24)%	0.35%	0.24%	(0.11)%	(0.27)%

Supplemental data
Net assets, end of year (000’s)	$160,425	$143,843	$317,488	$582,994	$269,979
Portfolio turnover rate	16.13%	7.36%	8.34%	8.06%	17.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

18 | Annual Report |The accompanying notes are an integral part of these financial statements.

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND

Statement of Investments, July 31, 2014
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 98.3%
Gold & Diversified Resources 5.8%
[a]Nevsun Resources Ltd., 144A	Canada	9,903,600	$37,610,333
PanAust Ltd.	Australia	5,320,000	11,273,250
[b]Sandfire Resources NL	Australia	1,762,870	10,584,137
[b]Turquoise Hill Resources Ltd.	Canada	1,600,000	5,536,000
			65,003,720
Gold Exploration & Development 21.0%
[a,b,c]Amara Mining PLC, 144A	United Kingdom	28,000,000	10,516,657
[b]Belo Sun Mining Corp.	Canada	6,000,000	1,183,323
[a,b]Belo Sun Mining Corp., 144A	Canada	3,800,000	749,438
[b,c]Chalice Gold Mines Ltd.	Australia	31,072,008	4,259,553
[b]Chaparral Gold Corp.	United States	700,000	366,005
[b,d]Colossus Minerals Inc., wts., 8/09/15	Canada	2,000,000	—
[b]Continental Gold Ltd.	Canada	1,775,000	6,284,915
[a,b]Gran Colombia Gold Corp., wts., 144A, 8/24/15	Canada	157,040	3,961
[b,e]Great Basin Gold Ltd., 144A	South Africa	13,185,700	13,845
[b,c]Guyana Goldfields Inc.	Canada	5,077,600	14,532,048
[a,b,c]Guyana Goldfields Inc., 144A	Canada	6,070,000	17,372,289
[b,c,e]Guyana Goldfields Inc., 144A	Canada	2,750,000	7,192,632
[b]Imperial Metals Corp.	Canada	1,615,000	24,754,988
[a,b,c]INV Metals Inc., 144A	Canada	3,765,000	932,486
[a,b]Ivanhoe Mines Ltd., 144A	Canada	6,185,000	8,567,032
[b]Ivanhoe Mines Ltd., A	Canada	858,400	1,188,996
[a,b]Ivanhoe Mines Ltd., wts., 144A, 12/10/15	Canada	3,600,000	726,506
[b,c]Kula Gold Ltd.	Australia	20,321,219	1,605,356
[b,c]Lion One Metals Ltd.	Canada	1,000,000	408,201
[a,b,c]Lion One Metals Ltd., 144A	Canada	2,935,000	1,198,069
[b,c]Lydian International Ltd.	Canada	1,975,000	2,137,779
[a,b,c]Lydian International Ltd., 144A	Canada	5,950,000	6,440,398
[b]Midas Gold Corp.	Canada	299,600	203,370
[a,b]Midas Gold Corp., 144A	Canada	2,330,000	1,581,617
[b]Midway Gold Corp.	United States	7,956,700	7,087,033
[b]Nautilus Minerals Inc.	Canada	3,711,450	1,770,356
[a,b]Nautilus Minerals Inc., 144A	Canada	11,228,698	5,356,073
[b]Pretium Resources Inc.	Canada	2,264,200	15,494,136
[b,c]Red 5Ltd.	Australia	91,361,661	7,642,037
[b,c]Romarco Minerals Inc.	Canada	24,668,400	20,139,317
[a,b,c]Romarco Minerals Inc., 144A	Canada	18,517,600	15,117,794
[b]RTG Mining Inc.	Australia	1,769,918	1,720,968
[a,b]RTG Mining Inc., 144A	Australia	2,397,790	2,331,475
[b]RTG Mining Inc., IDR	Australia	1,399,169	1,456,434
[b]RTG Mining Inc., wts., 6/04/17	Australia	116,666	21,939
[b]St. Augustine Gold and Copper Ltd.	Canada	7,636,836	893,177
[a,b]St. Augustine Gold and Copper Ltd., 144A	Canada	16,383,333	1,916,135
[a,b]Stornoway Diamond Corp., 144A	Canada	27,500,000	16,649,085
[a,b]Stornoway Diamond Corp., wts., 144A, 7/08/16	Canada	13,750,000	1,702,747
[a,b]Torex Gold Resources Inc., 144A	Canada	17,300,000	24,121,451
[a,b]Torex Gold Resources Inc., wts., 144A, 8/04/14	Canada	2,275,000	41,737
			235,681,358

franklintempleton.com		Annual Report | 19

FRANKLIN GOLD AND PRECIOUS MET ALS FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Long Life Gold Mines 50.5%
African Barrick Gold Ltd.	United Kingdom	5,957,307	$26,293,280
Agnico Eagle Mines Ltd. (CAD Traded)	Canada	277,797	10,330,588
Agnico Eagle Mines Ltd. (USDTraded)	Canada	190,000	7,066,100
Alamos Gold Inc.	Canada	1,623,500	14,445,673
[a]Alamos Gold Inc., 144A	Canada	375,000	3,336,697
AngloGold Ashanti Ltd., ADR	South Africa	3,154,023	54,217,655
[b]B2Gold Corp.	Canada	19,935,194	51,568,359
[b,c]Banro Corp. (CAD Traded)	Canada	7,803,000	1,932,587
[b,c]Banro Corp. (USDTraded)	Canada	673,319	169,003
[a,b,c]Banro Corp., 144A	Canada	7,210,000	1,785,718
Barrick Gold Corp.	Canada	2,091,283	37,810,397
[b]Beadell Resources Ltd.	Australia	18,878,639	9,123,820
[b]Centamin PLC (CAD Traded)	Egypt	10,500,000	12,713,847
[b]Centamin PLC (GBPTraded)	Egypt	3,294,532	4,007,996
[a,b]Centamin PLC, 144A	Egypt	23,945,200	28,993,867
Centerra Gold Inc.	Canada	3,454,000	17,964,665
[a]Centerra Gold Inc., 144A	Canada	2,893,400	15,048,918
[b]Detour Gold Corp.	Canada	1,691,300	19,067,171
Eldorado Gold Corp.	Canada	7,017,500	52,076,847
[b]G-Resources Group Ltd.	Hong Kong	390,770,400	11,294,308
Gold Fields Ltd.	South Africa	427,411	1,681,936
Goldcorp Inc.	Canada	2,198,845	60,248,353
[b]Kinross Gold Corp.	Canada	515,194	2,060,492
[b]Newcrest Mining Ltd.	Australia	5,168,461	52,358,887
Newmont Mining Corp.	United States	115,614	2,879,945
[b]Osisko Gold Royalties Ltd.	Canada	382,430	5,455,017
Randgold Resources Ltd., ADR	Jersey Islands	600,023	51,685,981
[b]SEMAFO Inc.	Canada	1,810,000	7,820,116
[b]Teranga Gold Corp.	Canada	4,000,000	2,678,530
[b]Teranga Gold Corp., IDR	Canada	1,538,759	1,151,249
			567,268,002
Medium Life Gold Mines 6.3%
Alacer Gold Corp.	United States	2,079,700	4,750,220
[a]Alacer Gold Corp., 144A	United States	1,500,000	3,426,134
AuRico Gold Inc.	Canada	819,500	3,367,757
[b]China Gold International Resources Corp. Ltd.	Canada	326,100	965,658
[a,b]China Gold International Resources Corp. Ltd., 144A	Canada	598,100	1,755,648
Evolution Mining Ltd.	Australia	1,400,000	1,014,905
[b]New Gold Inc.	Canada	1,330,000	8,186,305
[b]Primero Mining Corp.	Canada	850,000	6,510,572
[a,b]Primero Mining Corp., 144A	Canada	2,850,000	21,829,565
[a,b]Primero Mining Corp., wts., 144A, 7/20/15	Canada	1,040,000	1,306,976
[b]Silver Lake Resources Ltd.	Australia	7,850,109	3,356,110
[b,c]St. Barbara Ltd.	Australia	29,088,151	2,973,798
Yamana Gold Inc.	Canada	1,012,330	8,636,122
[a]Yamana Gold Inc., 144A	Canada	330,000	2,815,209
			70,894,979

20 | Annual Report

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Platinum & Palladium 9.7%
[b]Anglo American Platinum Ltd.	South Africa	364,656	$16,026,937
[b,c]Eastern Platinum Ltd.	Canada	6,298,302	5,777,464
[a,b,c]Eastern Platinum Ltd., 144A	Canada	743,060	681,613
Impala Platinum Holdings Ltd.	South Africa	1,585,000	15,715,796
Impala Platinum Holdings Ltd., ADR	South Africa	1,506,100	14,925,451
[b]North American Palladium Ltd.	Canada	3,950,000	1,066,500
[b]Northam Platinum Ltd.	South Africa	1,209,019	4,961,760
[b,c]Platinum Group Metals Ltd.	Canada	29,686,820	31,861,285
[a,b,c]Platinum Group Metals Ltd., 144A	Canada	10,776,000	11,565,307
[b]Royal Bafokeng Platinum Ltd.	South Africa	919,704	6,260,690
			108,842,803
Silver Mines 5.0%
Fresnillo PLC	Mexico	1,195,000	18,676,298
[b]Hochschild Mining PLC	Peru	2,486,197	6,827,749
[b]MAG Silver Corp.	Canada	755,000	6,821,768
[a,b]MAG Silver Corp., 144A	Canada	240,000	2,168,509
[a,b]Tahoe Resources Inc., 144A	United States	815,000	21,598,266
			56,092,590
Total Common Stocks and Other Equity Interests
(Cost $1,151,403,045)			1,103,783,452
Short Term Investments (Cost $19,642,662)1.7%
Money Market Funds 1.7%
[b,f]Institutional Fiduciary Trust Money Market Portfolio	United States	19,642,662	19,642,662
Total Investments (Cost $1,171,045,707)100.0%			1,123,426,114
Other Assets, less Liabilities (0.0)%†			(368,977)
Net Assets 100.0%			$1,123,057,137

See Abbreviations on page 34.
†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees.
At July 31, 2014, the aggregate value of these securities was $269,247,710, representing 23.97% of net assets.
bNon-income producing.
cSee Note 9 regarding holdings of 5% voting securities.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eSee Note 8 regarding restricted securities.
fSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

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The accompanying notes are an integral part of these financial statements. |Annual Report | 21

FRANKLIN GOLD AND PRECIOUS MET ALS FUND

Financial Statements

Statement of Assets and Liabilities
July 31, 2014

Assets:
Investments in securities:
Cost -Unaffiliated issuers	$865,775,073
Cost -Non-controlled affiliated issuers (Note 9)	285,627,972
Cost -Sweep Money Fund (Note 3f)	19,642,662
Total cost of investments	$1,171,045,707
Value -Unaffiliated issuers	$937,542,061
Value -Non-controlled affiliated issuers (Note 9)	166,241,391
Value -Sweep Money Fund (Note 3f)	19,642,662
Total value of investments	1,123,426,114
Receivables:
Investment securities sold	1,074,547
Capital shares sold	2,405,945
Dividends	150,845
Other assets	384
Total assets	1,127,057,835
Liabilities:
Payables:
Investment securities purchased	263,515
Capital shares redeemed	2,404,456
Management fees	455,665
Distribution fees	332,768
Transfer agent fees	431,386
Accrued expenses and other liabilities	112,908
Total liabilities	4,000,698
Net assets, at value	$1,123,057,137
Net assets consist of:
Paid-in capital	$1,685,758,458
Accumulated net investment loss	(186,823,231)
Net unrealized appreciation (depreciation)	(47,622,506)
Accumulated net realized gain (loss)	(328,255,584)
Net assets, at value	$1,123,057,137

22 | Annual Report |The accompanying notes are an integral part of these financial statements.

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
July 31, 2014

Class A:
Net assets, at value	$776,333,444
Shares outstanding	38,297,814
Net asset value per share[a]	$20.27
Maximum offering price per share (net asset value per share ÷94.25%)	$21.51
Class C:
Net assets, at value	$185,449,979
Shares outstanding	9,776,341
Net asset value and maximum offering price per share[a]	$18.97
Class R6:
Net assets, at value	$848,283
Shares outstanding	39,574
Net asset value and maximum offering price per share	$21.44
Advisor Class:
Net assets, at value	$160,425,431
Shares outstanding	7,523,118
Net asset value and maximum offering price per share	$21.32

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. |Annual Report | 23

FRANKLIN GOLD AND PRECIOUS MET ALS FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended July 31, 2014

Investment income:
Dividends:(net of foreign taxes $884,100)
Unaffiliated issuers	$5,081,261
Non-controlled affiliated issuers (Note 9)	974,202
Interest	116
Total investment income	6,055,579
Expenses:
Management fees (Note 3a)	4,938,312
Distribution fees:(Note 3c)
Class A	1,795,792
Class C	1,723,632
Transfer agent fees:(Note 3e)
Class A	2,060,972
Class C	494,664
Class R6	345
Advisor Class	421,752
Custodian fees (Note 4)	146,901
Reports to shareholders	220,999
Registration and filing fees	121,247
Professional fees	50,375
Trustees’ fees and expenses	64,685
Other	13,911
Total expenses	12,053,587
Expense reductions (Note 4)	(8)
Expenses waived/paid by affiliates (Notes 3f and 3g)	(15,368)
Net expenses	12,038,211
Net investment income (loss)	(5,982,632)
Realized and unrealized gains (losses):
Net realized gain (loss)from:
Investments:
Unaffiliated issuers	(117,513,019)
Non-controlled affiliated issuers (Note 9)	(24,438,587)
Foreign currency transactions	(178,591)
Net realized gain (loss)	(142,130,197)
Net change in unrealized appreciation (depreciation)on:
Investments	274,114,879
Translation of other assets and liabilities denominated in foreign currencies	(20,664)
Net change in unrealized appreciation (depreciation)	274,094,215
Net realized and unrealized gain (loss)	131,964,018
Net increase (decrease)in net assets resulting from operations	$125,981,386

24 | Annual Report |The accompanying notes are an integral part of these financial statements.

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended July 31,
	2014	2013
Increase (decrease)in net assets:
Operations:
Net investment income (loss)	$ (5,982,632) $ 386,063
Net realized gain (loss)from investments and foreign currency transactions	(142,130,197)	70,428,141
Net change in unrealized appreciation (depreciation)on investments and translation of other
assets and liabilities denominated in foreign currencies	274,094,215	(765,132,595)
Net increase (decrease)in net assets resulting from operations	125,981,386	(694,318,391)
Distributions to shareholders from:
Net investment income:
Class A	—	(2,177,437)
Class B	—	(2,325)
Class C	—	(494,766)
Advisor Class	—	(418,042)
Net realized gains:
Class A	—	(18,109,889)
Class B	—	(19,356)
Class C	—	(4,115,179)
Advisor Class	—	(3,476,011)
Total distributions to shareholders	—	(28,813,005)
Capital share transactions:(Note 2)
Class A	6,130,862	(383,328,968)
Class B	—	(4,129,430)
Class C	(7,878,934)	(51,180,153)
Class R6	835,969	24,075
Advisor Class	(479,490)	(77,008,034)
Total capital share transactions	(1,391,593)	(515,622,510)
Net increase (decrease)in net assets	124,589,793	(1,238,753,906)
Net assets:
Beginning of year	998,467,344	2,237,221,250
End of year	$1,123,057,137	$998,467,344
Distributions in excess of net investment income included in net assets, end of year	$ —	$(307,941,766)
Accumulated net investment loss included in net assets, end of year	$(186,823,231)	$—

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The accompanying notes are an integral part of these financial statements. |Annual Report | 25

FRANKLIN GOLD AND PRECIOUS MET ALS FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Gold and Precious Metals Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier . The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over -the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At July 31, 2014, a market event occurred resulting in

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a portion of the securities held by the Fund being valued using fair value procedures.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’ s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	19,651,374	$371,925,321	17,018,622	$457,921,304
Shares issued in reinvestment of distributions	(77)	(3,005)	619,654	18,943,206
Shares redeemed	(19,870,405)	(365,791,454)	(34,226,987)	(860,193,478)
Net increase (decrease)	(219,108)	$6,130,862	(16,588,711)	$(383,328,968)
Class B Shares[a]:
Shares sold			2,301	$72,289
Shares issued in reinvestment of distributions			683	19,735
Shares redeemed			(142,928)	(4,221,454)
Net increase (decrease)			(139,944)	$(4,129,430)
Class C Shares:
Shares sold	2,465,126	$43,051,036	2,348,316	$57,813,363
Shares issued in reinvestment of distributions	—	—	139,881	4,050,964
Shares redeemed	(3,000,045)	(50,929,970)	(4,736,531)	(113,044,480)
Net increase (decrease)	(534,919)	$(7,878,934)	(2,248,334)	$(51,180,153)
Class R6 Shares[b]:
Shares sold[c]	40,541	$858,825	3,774	$79,998
Shares redeemed	(1,203)	(22,856)	(3,538)	(55,923)
Net increase (decrease)	39,338	$835,969	236	$24,075

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		Year Ended July 31,
	2014			2013
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	4,890,633	$95,036,385	5,094,465	$132,510,815
Shares issued in reinvestment of distributions	—	—	107,769	3,450,748
Shares redeemed[c]	(5,104,977)	(95,515,875)	(8,087,605)	(212,969,597)
Net increase (decrease)	(214,344)	$(479,490)	(2,885,371)	$(77,008,034)

[a]Effective March 21, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to July 31, 2013.
[c]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also of ficers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5billion
0.440%	Over $7.5billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5billion
0.420%	Over $12.5billion, up to and including $15billion
0.400%	In excess of $15billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’ s

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NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
c.	Distribution Fees (continued)

Class C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale a nd distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$251,537
CDSCretained	$24,601

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder ser vicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2014, the Fund paid transfer agent fees of $2,977,733 of which $1,506,370 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an af filiated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do no t exceed 0.01% until November 30, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances ar e used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

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5. Income Taxes
For tax purposes, capital losses may be carried over to of fset future capital gains, if any. At July 31, 2014 the capital loss carryforwards were as follows:

Short term		$4,043,488
Long term		316,443,150
Total capital loss carryforwards		$320,486,638

The tax character of distributions paid during the years ended July 31, 2014 and 2013 was as follows:
	2014	2013
Distributions paid from:
Ordinary income	$—	$3,095,826
Long term capital gain	—	25,717,179
	$—	$28,813,005

At July 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments		$1,373,413,473

Unrealized appreciation		$209,794,013
Unrealized depreciation		(459,781,372)
Net unrealized appreciation (depreciation)		$(249,987,359)

Distributable earnings –undistributed ordinary income		$7,776,271

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to dif fering treatments of passive foreign investment company shares.

6. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2014, aggregated $163,932,1 10 and
$166,821,826 respectively.

7. Concentration of Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. se curities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Restricted Securities
The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contrac-
tual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be dif ficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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8. Restricted Securities (continued)

At July 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration und er the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
13,185,700	Great Basin Gold Ltd., 144A	3/26/12	$9,977,073	$13,845
2,750,000	[a]Guyana Goldfields Inc., 144A	6/23/14	4,743,811	7,192,632
	Total Restricted Securities (Value is 0.64% of Net Assets)		$14,720,884	$7,206,477
[a]The Fund also invests in unrestricted securities of the issuer, valued at $31,904,337 as of July 31, 2014.

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended July 31, 2014, were as shown below.

	Number of				Number of
	Shares Held				Shares Held	Value		Realized
	at Beginning	Gross		Gross	at End	at End	Investment	Capital
Name of Issuer	of Year	Additions		Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Amara Mining PLC, 144A	—	28,000,000		—	28,000,000	$10,516,657	$—	$—
Banro Corp. (CAD Traded)	7,007,000	3,300,000		(2,504,000)	7,803,000	1,932,587	—	(10,347,203)
Banro Corp. (USD Traded)	3,000,000	—		(2,326,681)	673,319	169,003	—	(3,497,596)
Banro Corp., 144A	7,210,000	—		—	7,210,000	1,785,718	—	—
Chalice Gold Mines Ltd.	31,072,008	—		—	31,072,008	4,259,553	—	—
Eastern Platinum Ltd.	55,983,024	12,000,000		a	6,298,302	5,777,464	—	(1,464,443)
Eastern Platinum Ltd., 144A	7,430,600	—		a	743,060	681,613	—	—
Guyana Goldfields Inc.	5,077,600	—		—	5,077,600	14,532,048	—	—
Guyana Goldfields Inc., 144A	6,070,000	—		—	6,070,000	17,372,289	—	—
Guyana Goldfields Inc., 144A	—	2,750,000		—	2,750,000	7,192,632	—	—
INV Metals Inc., 144A	37,650,000	—		a	3,765,000	932,486	—	—
Kula Gold Ltd.	11,101,016	9,220,203		—	20,321,219	1,605,356	—	—
Lion One Metals Ltd.	1,000,000	—		—	1,000,000	408,201	—	—
Lion One Metals Ltd., 144A	2,935,000	—		—	2,935,000	1,198,069	—	—
Lydian International Ltd.	1,843,500	131,500		—	1,975,000	2,137,779	—	—
Lydian International Ltd., 144A	4,250,000	1,700,000		—	5,950,000	6,440,398	—	—
Nevsun Resources Ltd.	1,000,000	—		(1,000,000)	—	—	17,833	1,732,350
Nevsun Resources Ltd., 144A	13,453,700	19,900		(3,570,000)	9,903,600	— [b]	956,369	4,361,998
Platinum Group Metals Ltd.	25,214,320	5,007,300		(534,800)	29,686,820	31,861,285	—	(362,100)
Platinum Group Metals Ltd., 144A	10,776,000	—		—	10,776,000	11,565,307	—	—
Red 5Ltd.	8,361,661	83,000,000		—	91,361,661	7,642,037	—	—
Romarco Minerals Inc.	24,018,400	2,650,000		(2,000,000)	24,668,400	20,139,317	—	(2,248,602)
Romarco Minerals Inc., 144A	12,717,600	5,800,000		—	18,517,600	15,117,794	—	—
RTG Mining Inc.	4,791,186	1,290,800	[a]	a	1,769,918	— [b]	—	—
RTG Mining Inc., 144A	23,977,900	—		a	2,397,790	— [b]	—	—
St. Augustine Gold and Copper Ltd.	7,636,836	—		—	7,636,836	— [b]	—	—
St. Augustine Gold and Copper Ltd.,
144A	16,383,333	—		—	16,383,333	— [b]	—	—

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NOTES TO FINANCIAL STATEMENTS

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at End	at End	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
St. Barbara Ltd.	29,088,151	—	—	29,088,151	$2,973,798	$—	$—
Volta Resources Inc.	5,339,200	—	(5,339,200)	—	—	—	(4,311,321)
Volta Resources Inc., 144A	4,887,000	—	(4,887,000)	—	—	—	(8,301,670)
Total Affiliated Securities (Value is 14.80% of Net Assets)				$166,241,391		$974,202	$(24,438,587)

[a]Gross addition/reduction was the result of various corporate actions.
[b]As of July 31, 2014, no longer an affiliate.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively , Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credi t Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually lar ge redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest char ged on any borrowings made by the Fu nd and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and mai n-tenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, inclu ding an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility . These fees are reflected in other expenses on the Statement of Operations. During the year ended July 31, 2014, the Fund did not use the Global Credit Facility .

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level .

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at July 31, 2014, due to market events, the Fun d employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financia l instruments valued at $66,321,980 from Level 1 to Level 2 within the fair value hierarchy .

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11.	Fair Value Measurements (continued)
A	summary of inputs used as of July 31, 2014, in valuing the Fund’ s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity a
Gold Exploration & Development	$217,958,224	$10,516,657	$7,206,477	[b]	$235,681,358
Long Life Gold Mines	536,966,726	30,301,276	—		567,268,002
Silver Mines	30,588,543	25,504,047	—		56,092,590
All Other Equity Investments[c]	244,741,502	—	—		244,741,502
Short Term Investments	19,642,662	—	—		19,642,662
Total Investments in Securities	$1,049,897,657	$66,321,980	$7,206,477		$1,123,426,114

aIncludes common stocks as well as other equity investments.
bIncludes securities determined to have no value at July 31, 2014.
cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Le vel 3 investments at the end of the year.

12. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Currency		Selected Portfolio
CAD	Canadian Dollar	ADR	American Depositary Receipt
GBP	British Pound	IDR	International Depositary Receipt
USD	United States Dollar

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FRANKLIN GOLD AND PRECIOUS MET ALS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Gold and Precious Metals Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly , in all material respects, the financial position of Franklin Gold and Precious Metals Fund (the “Fund”) at July 31, 2014, the results of its operations for th e year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the F und’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securit ies at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 19, 2014

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Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $4,077,090 as qualified dividends for purposes of the maximum rate under Section 1(h)(1 1) of the Code for the fiscal period ended July 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2014, more than 50% of the Fund’ s total assets were invested in securities of foreign issuers. In most instances, f oreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed u nder Section 853 of the Code. This election will allow shareholders of record as of the 2014 distribution date, to treat their propo rtionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as f or-eign taxes paid in the tax year in which they receive the Fund distribution.

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2014.

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Board Members and Officers

The name, year of birth and address of the of ficers and board members, as well as their af filiations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5Years

Harris J. Ashton (1932)	Trustee	Since 1982	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5Years:
Director of various companies; and formerly, Director, RBCHoldings, Inc. (bank holding company)(until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)(until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings)Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company)(1989-2009),
				Hewlett-Packard Company (technology
				company)(1996-2002), Safeway, Inc.
				(grocery retailer)(1991-1998)and
				TransAmerica Corporation (insurance
				company)(1989-1999).

Principal Occupation During at Least the Past 5Years:
Private investor; Chairman, First Responder Network Authority (FirstNet)(interoperable wireless broadband network)(2012-present);
and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company)(1999-2000); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications)(1993-1998)and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2003	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products)(1994-2013), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium), Canadian
				National Railway (railroad)and W hite
				Mountains Insurance Group, Ltd.
				(holding company).

Principal Occupation During at Least the Past 5Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison –United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing)(2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5Years

FrankA. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas)(1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5Years:
Chairman Emeritus, The Hertz Corporation (car rental)(since 2000)(Chairman of the Board (1980-2000)and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UALCorporation (airlines)(1987-1991).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider)(2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2010-2012)and Graham Holdings
Company (formerly, The Washington
Post Company)(education and media
organization).

Principal Occupation During at Least the Past 5Years:
Executive Vice President –Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products)(2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President –Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. W ilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5Years:
President, Staples Europe (office supplies)(2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President –Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines)(1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5Years:
Chairman of the Board, Member –Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5Years

**Rupert H. Johnson, Jr. (1940)Chairman of		Since 2013	138	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5Years:
Vice Chairman, Member –Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo,CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP(2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	–AML
St. Petersburg, FL33716-1205	Compliance

Principal Occupation During at Least the Past 5Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL33301-1923

Principal Occupation During at Least the Past 5Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL33301-1923	Officer

Principal Occupation During at Least the Past 5Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL33301-1923
Principal Occupation During at Least the Past 5Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders.

While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton

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SHAREHOLDER INFORMATION

website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended January 31, 2014, as well as the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional precious metals equity funds as selected by Lipper. On a comparative basis, the Lipper report showed the Fund’s total return for the one-year period to be in the middle performing quintile of the performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, and the second-highest performing quintile of such universe for each of the previous five- and 10-year periods. The Board discussed with management the Fund’s portfolio holdings and prospects and believed the Fund’s overall comparative performance to be acceptable within the context of its performance universe as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds consisting of the Fund and eight other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the

Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund, as well as its actual total expense ratio, was the least expensive of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as

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SHAREHOLDER INFORMATION

the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its af filiates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its af filiates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on assets in excess of $250 million, with additional breakpoints continuing thereafter at the $7.5 billion asset level. The Fund had assets of approximately $873 million on December 31, 2013, and the independent Trustees took into account management’s position that the existing fee schedule was low and reflected anticipated economies of scale as shown in the favorable effective management fee and expense comparisons within its Lipper expense group. The Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $56,589 for the fiscal year ended July 31, 2014 and $60,615 for the fiscal year ended July 31, 2013.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,894 for the fiscal year ended July 31, 2014 and $2,894 for the fiscal year ended July 31, 2013. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,830 for the fiscal year ended July 31, 2014 and $7,700 for the fiscal year ended July 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $327 for the fiscal year ended July 31, 2014 and $0 for the fiscal year ended July 31, 2013. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4 were $159,409 for the fiscal year ended July 31, 2014 and $39,194 for the fiscal year ended July 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $166,460 for the fiscal year ended July 31, 2014 and $49,788 for the fiscal year ended July 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.       N/A

Item 6.  Schedule of Investments.                     N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.            N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                               N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GOLD AND PRECIOUS METALS FUND

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  September 26, 2014

By /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  September 26, 2014